OLD WESTBURY FUNDS, INC.

Old Westbury Strategic Opportunities Fund

(the “Fund”)

Supplement Dated August 5, 2015 to the

Prospectus dated April 2, 2015

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s Prospectus dated April 2, 2015.

IMPORTANT NOTICE REGARDING NEW INVESTMENT SUB-ADVISER

At a meeting held on July 22, 2015, the Board of Directors approved the appointment of TPH Asset Management, LLC (“TPH”) as a sub-adviser to the Fund.

Accordingly, effective immediately:

•	The following paragraph is added after the last paragraph under the heading “Management of the Fund - Portfolio Managers and Sub-Advisers” on page 20:

TPH is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of Bessemer Investment Management LLC (the “Adviser”). Mr. Diego Kuschnir has been the portfolio manager of TPH’s portion of the Fund since July 23, 2015.

•	The following paragraph is added after the eighth paragraph under the section entitled “WHO MANAGES THE FUNDS? - Sub-Advisers” beginning on page 39:

TPH, located at 1111 Bagby Street, Suite 4920, Houston, Texas 77002, is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. As of June 30, 2015, TPH’s worldwide assets under management totaled approximately $1.3 billion. TPH’s fee is based on the assets that TPH is responsible for managing. The fee TPH receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

•	The following paragraphs are added after the eleventh paragraph under the section entitled “WHO MANAGES THE FUNDS? – Portfolio Managers – Strategic Opportunities Fund” beginning on page 43:

Mr. Diego Kuschnir is the portfolio manager for TPH’s portion of the Fund. He is responsible for determining and implementing the Fund’s strategy and executing trades on a daily basis. Mr. Kuschnir has been with TPH for six years. He has fifteen years of energy financial services experience across the energy infrastructure spectrum. Prior to joining TPH, Mr. Kuschnir was the Co-Founder and Portfolio Manager for an energy infrastructure-focused hedged equity strategy. Before launching TPH’s EQC Fund, Mr. Kuschnir was a Director in Barclays Capital Energy Investment Banking Division, focused on MLP and utilities sectors advising corporations on approximately $100 billion of transactions across equity, bond, and loan markets. Mr. Kuschnir received his M.B.A from Columbia University and a B.A. in Economics from Haverford College.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

OLD WESTBURY FUNDS, INC.

Old Westbury Strategic Opportunities Fund

and Old Westbury Fixed Income Fund

Supplement Dated August 5, 2015 to the

Statement of Additional Information (“SAI”) dated April 2, 2015

This Supplement updates, and should be read in conjunction with, the information provided in the Funds’ SAI dated April 2, 2015.

IMPORTANT NOTICE REGARDING NEW INVESTMENT SUB-ADVISER

At a meeting held on July 22, 2015, the Board of Directors approved the appointment of TPH Asset Management, LLC (“TPH”) as a sub-adviser to the Old Westbury Strategic Opportunities Fund (the “Fund”). In addition, collateralized loan obligations are a permissible strategy and investment with respect to the Old Westbury Fixed Income Fund.

Accordingly, effective immediately:

•	The table in the section entitled “SECURITIES IN WHICH THE FUNDS INVEST” beginning on page 2 is amended by adding the following:

Securities and Investment Techniques	Large Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Collateralized Loan Obligations				✓	✓
Master Limited Partnerships (MLPs)				✓
MLP Tax Risk				✓

•	The following disclosure is inserted after the twenty-seventh sub-section of the section entitled “SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS” beginning on page 4:

MASTER LIMITED PARTNERSHIPS (MLPs). Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLP Tax Risk.  Much of the benefit that a Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to a Fund.

•	The following information is inserted as a separate paragraph after the last paragraph of the section entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? – INVESTMENT ADVISER AND SUB-ADVISERS” beginning on page 41:

Bessemer Investment Management LLC (the “Adviser”) has also retained TPH as a sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and TPH, agreed to and accepted by Old Westbury Funds, Inc. (the “TPH Sub-Advisory Contract”). Pursuant to the TPH Sub-Advisory Contract, TPH will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the TPH Sub-Advisory Contract, the Adviser pays TPH from the advisory fees it receives from the Fund. TPH Asset Management, LLC is wholly owned by Tudor, Pickering, Holt & Co., LLC.

•	The following changes are made under the section entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? – INVESTMENT ADVISER AND SUB-ADVISERS - Additional Portfolio Manager Information”:

•	The table under the heading “Other Accounts Managed by Portfolio Managers” on page 44 is modified by adding the following:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
TPH**
Diego Kuschnir	2	$230,000,000	2	$173,000,000	0	$0

** Information provided as of June 30, 2015.

•	The table under the heading “Other Accounts Managed by Portfolio Managers - Accounts and Assets for which an Investment Advisory Fee is Based on Performance” on page 46 is modified by adding the following:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
TPH**
Diego Kuschnir	1	$205,000,000	0	$0	0	$0

** Information provided as of June 30, 2015.

•	The table under the heading “Ownership of Securities” on page 47 is modified by adding the following:

	Large Cap Core Fund	Large Cap Strategies Fund	Fixed Income Fund	Municipal Bond Fund	Small & Mid Cap Fund	Strategic Opportunities Fund
TPH**
Diego Kuschnir	None	None	None	None	None	None

** Information provided as of June 30, 2015.

•	The following information is added at the end of the section entitled “Compensation of Portfolio Managers” beginning on page 48:

TPH. TPH uses a formulaic compensation structure for investment staff that ties the team to the annual performance of their strategy. TPH closely monitors peer performance and benchmarks, but does not compare the performance of the investment staff to such standards for purposes of determining compensation. The formulaic compensation captures all investment strategies managed by the investment staff. Additionally, a portion of annual compensation above certain thresholds is reinvested into funds managed by the investment staff, including the Fund, with a two year lock-up. The investment staff may retain a portion of the incentive fee paid in connection with certain strategies they manage. Additional bonuses above the formulaic compensation may be paid to the investment staff at the discretion of TPH.

•	The following information is added at the end of the section entitled “Potential Conflicts of Interests” beginning on page 52:

TPH. The portfolio management team (the “Investment Manager”) and their affiliates provide discretionary investment management services to other clients, which may include, without limitation, investment funds and separately managed accounts. “Other accounts” may have investment objectives, programs, strategies and positions that are similar to or may conflict with those of the, or may compete with or have interests adverse to the Fund. Such conflicts could affect the prices and availability of securities in which the Fund invests. Even if an other account has investment objectives, programs or strategies which are similar to those of the Fund, the Investment Manager may give advice or take action with respect to the investments held by, and transactions of, the other accounts that may differ from the advice given or the timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund due to a variety of reasons, including, without limitation, differences between the investment strategy, financing terms, regulatory treatment and tax treatment of the other accounts and the Fund. As a result, the Fund and an other account may have substantially different portfolios and investment returns. Conflicts of interest may also arise when the Investment Manager makes decisions on behalf of the Fund with respect to matters where the interests of the Investment Manager or one or more other accounts differ from the interests of the Fund.

The Investment Manager could be subject to a conflict of interest because varying compensation arrangements with other accounts could incentivize the Investment Manager to manage the Fund and such other accounts differently. These and other differences could make the Fund less profitable to the Investment Manager than certain other accounts. Investment Manager and their respective members, principals, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary and appropriate. By the terms of a Partnership Agreement, the Investment Manager and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships, investing their personal funds, or from engaging in other business activities, even though such activities may substantially track, correlate to, mimic or compete with the Fund and/or may involve substantial time and resources of the Investment Manager. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Investment Manager and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of the Investment Manager and such other business activities.

Other conflicts may arise out of other situations, including without limitation: (i) the allocation of investment opportunities to the Fund and to any other accounts; (ii) the aggregation of orders for the other accounts; (iii) the discretion of the Fund (and in certain cases of the Investment Manager) to waive or modify the application of, any provision of the Prospectus and SAI or grant special or more favorable rights with respect to, any provision of the Prospectus and SAI or the fund documents to the extent permitted by applicable law and (iv) cross trades and principal transactions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE